BlackRock Funds III

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Institutional

Supplement dated September 1, 2015 to the Statements of Additional Information

of the Fund, dated April 30, 2015

The section entitled “Investment Adviser and Other Service Providers—Non-Plan Payments” is deleted in its entirety and replaced with the following

Non-Plan Payments. Consistent with applicable regulations, BlackRock and certain of its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them. These payments are not an additional charge to a Fund. From time to time, BlackRock, the Distributor, or their affiliates may compensate affiliated and unaffiliated brokers, dealers, financial institutions and professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates, and entities that may also be serving as distribution agents or Shareholder Servicing Agents of the Fund) (collectively, “Service Organizations”) for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments that are not associated with a Shareholder Servicing Plan or distribution plan are therefore referred to as “non-Plan payments.” The non-Plan payments would be in addition to a Fund’s payments described in this SAI for distribution (if the Fund has adopted a distribution plan pursuant to Rule 12b-1) and shareholder servicing. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock, the Distributor, or their affiliates may pay out of their own assets.

These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the BlackRock, the Distributor and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of the BlackRock, the Distributor or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. The level of payments made to these Service Organizations in any year will vary, may be limited to specific Funds or share classes, may exclude the Funds entirely, and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. In certain cases, the payments described in the proceeding sentence are subject to certain minimum payment levels. The aggregate amount of non-Plan payments by BlackRock, the Distributor or their affiliates may be substantial. As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments in association with the sale and distribution of products other than the Funds, that are advised or offered by BlackRock or its affiliates: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JPMorgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Northwestern Mutual Investment Services, LLC, PFS Investments, PNC Investments LLC, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP

Management Corp., The Huntington Investment Co., Treasury Brokerage, LLC ,Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC,Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). In addition, from time to time the Distributor, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.

Shareholders should retain this Supplement for future reference.

SAI-CF-0915SUP